UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 10, 2012

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

9 Deer Park Drive, Monmouth Junction, New Jersey	08852
(Address of Principal Executive Offices)	(Zip Code)

(732) 997-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 10, 2012, Insmed Incorporated (the “Company”) issued a press release providing a Corporate update announcing that the Company is proceeding with a phase 2 clinical trial of ARIKACE® (liposomal amikacin for inhalation) in patients with non-tuberculous mycobacteria (NTM) lung disease, as well as the previously planned European registration phase 3 clinical study of ARIKACE in Cystic Fibrosis (CF) patients with Pseudomonas aeruginosa (Pa) lung infections. The press release also noted that simultaneously, Insmed continues its discussions with the U.S. Food and Drug Administration (FDA) regarding the clinical hold previously placed on the ARIKACE clinical study in CF patients with Pa lung infections.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press release issued by Insmed Incorporated dated February 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: February 13, 2012

By: /s/ Kevin P. Tully C.G.A.
	Name	Kevin P. Tully C.G.A.
	Title:	Executive Vice President & Chief Financial Officer